                                                                      EXHIBIT 24

                                   SIGNATURES

     Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 15, 2004

BRUSH ENGINEERED MATERIALS INC.

           /s/ GORDON D. HARNETT                           By: /s/ JOHN D. GRAMPA
-------------------------------------------      -------------------------------------------
             Gordon D. Harnett                                 John D. Grampa
     Chairman of the Board, President                      Vice President Finance
        and Chief Executive Officer                      and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





             /s/ GORDON D. HARNETT*               Chairman of the Board, President,              March 15, 2004
------------------------------------------------  Chief Executive Officer and Director
               Gordon D. Harnett*                 (Principal Executive Officer)




               /s/ JOHN D. GRAMPA                 Vice President Finance and Chief Financial     March 15, 2004
------------------------------------------------  Officer (Principal Financial and Accounting
                 John D. Grampa                   Officer)




           /s/ ALBERT C. BERSTICKER*              Director                                       March 15, 2004
------------------------------------------------
              Albert C. Bersticker




               /s/ DAVID H. HOAG*                 Director                                       March 15, 2004
------------------------------------------------
                 David H. Hoag*




            /s/ JOSEPH P. KEITHLEY*               Director                                       March 15, 2004
------------------------------------------------
              Joseph P. Keithley*




            /s/ WILLIAM B. LAWRENCE*              Director                                       March 15, 2004
------------------------------------------------
              William B. Lawrence*




             /s/ WILLIAM P. MADAR*                Director                                       March 15, 2004
------------------------------------------------
               William P. Madar*




             /s/ WILLIAM G. PRYOR*                Director                                       March 15, 2004
------------------------------------------------
               William G. Pryor*




              /s/ N. MOHAN REDDY*                 Director                                       March 15, 2004
------------------------------------------------
                N. Mohan Reddy*




           /s/ WILLIAM R. ROBERTSON*              Director                                       March 15, 2004
------------------------------------------------
             William R. Robertson*




             /s/ JOHN SHERWIN, JR.*               Director                                       March 15, 2004
------------------------------------------------
               John Sherwin, Jr.*